UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1 TO
                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 1, 2004


                                   NEXEN INC.
             (Exact name of registrant as specified in its charter)


                                     CANADA
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                 (State or other jurisdiction of incorporation)


                  1-6702                                 98-6000202
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         (Commission File Number)             (IRS Employer Identification No.)



                              801 - 7TH AVENUE S.W.
                        CALGARY, ALBERTA, CANADA T2P 3P7
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (403) 699-4000
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                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

               The Company hereby amends Item 9.01 of its Current Report on Form 8-K, dated December 1, 2004, to read in its entirety as set forth below.

               (a) Financial Statements of Businesses Acquired.

               The audited consolidated financial statements of EnCana (U.K.) Limited as at and for the year ended December 31, 2003 and the unaudited interim consolidated financial statements of EnCana (U.K.) Limited as at September 30, 2004 and the nine month periods ended September 30, 2004 and 2003 are filed as
Exhibit 99.2 to this report and are incorporated by reference herein.

               (b) Pro Forma Financial Information.

               The Company's unaudited pro forma consolidated financial information after giving effect to the Acquisition for the year ended December 31, 2003, for the nine months ended September 30, 2004 and as at September 30, 2004, including the compilation report of Deloitte & Touche LLP, is filed as
Exhibit 99.3 to this report and are incorporated by reference herein.

               (c) Exhibits:

2.1 Agreement for the Sale and Purchase of EnCana (U.K.) Limited dated October 28, 2004 by and between EnCana (U.K.) Holdings Limited and Nexen Energy Holdings International Limited (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 29, 2004 (File No. 001-06702)).

4.1* Credit Agreement, dated November 26, 2004, among Nexen Inc., the financial institutions listed therein and The Toronto Dominion Bank, as Agent.

23.1      Consent of DeGolyer and MacNaughton.

23.2      Consent of PricewaterhouseCoopers LLP.

99.1*     Press release of Nexen Inc. dated December 1, 2004.

99.2      Financial Statements of EnCana (U.K.) Limited.

99.3      Nexen Inc. Unaudited Pro Forma Consolidated Financial Information.



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* Previously filed.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: January 12, 2005

                                          NEXEN INC.


                                          By:    /s/  John B. McWilliams
                                                 -----------------------------
                                          Name:  John B. McWilliams
                                          Title: Senior Vice President,
                                                 General Counsel and Secretary

EXHIBIT INDEX


EXHIBIT       DESCRIPTION
-------       -----------

2.1 Agreement for the Sale and Purchase of EnCana (U.K.) Limited dated October 28, 2004 by and between EnCana (U.K.) Holdings Limited and Nexen Energy Holdings International Limited (Incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K dated October 29, 2004 (File No. 001-06702)).

4.1* Credit Agreement, dated November 26, 2004, among Nexen Inc., the financial institutions listed therein and The Toronto Dominion Bank, as Agent.

23.1          Consent of DeGolyer and MacNaughton.

23.2          Consent of PricewaterhouseCoopers LLP.

99.1*         Press release of Nexen Inc. dated December 1, 2004.

99.2          Financial Statements of EnCana (U.K.) Limited.

99.3          Nexen Inc. Unaudited Pro Forma Consolidated Financial Information.




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* Previously filed.